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                                                                Exhibit 23.1

                        CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the inclusion of our report dated February 20, 1997 in the annual report on Form 10-K of Premier Financial Bancorp, Inc. for the years ended December 31, 1996 and 1995.



                                           /s/ Eskew & Gresham, PSC
                                           --------------------------
                                               Eskew & Gresham, PSC

Lexington, Kentucky
March 26, 1997